Exhibit 99.2

Second Quarter 2020

Supplemental

Plymouth Industrial REIT, Inc.
Table of Contents

Introduction
Management, Board of Directors & Investor Contacts	2
Executive Summary	3
Transaction Activity - 2019/2020	4
Capitalization Analysis	5
Financial Information
Consolidated Balance Sheets (unaudited)	6
Consolidated Statements of Operations - GAAP (unaudited)	7
Same Store Net Operating Income (NOI)	8
NOI	9
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)	10
Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)	11
Debt Overview	12
Operational & Portfolio Information
Building Overview - Square Feet & Occupancy	13
Total Acquisition Cost by Geography	15
Rentable Square Feet and Annualized Base Rent by State	16
Rentable Square Feet and Annualized Base Rent by Building Type	17
Rentable Square Feet and Annualized Base Rent by Tenant Industry	18
Top 10 Tenants by Annualized Base Rent	20
Leasing Activity	21
Lease Expiration Schedule	22
Appendix
Glossary	23

Forward looking statements: This supplemental package contains forward-looking statements within the meaning of the U.S. federal securities laws. We make statements in this supplemental package that are forward-looking statements, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. Our forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by our forward-looking statements are reasonable, we can give no assurance that our plans, intentions, expectations, strategies or prospects will be attained or achieved and you should not place undue reliance on these forward-looking statements. Furthermore, actual results may differ materially from those described in the forward-looking statements and may be affected by a variety of risks and factors. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Definitions and reconciliations: For definitions of certain terms used throughout this supplemental, including certain non-GAAP financial measures, see the Glossary on page 23. For reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures, see pages 9-11.

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Management, Board of Directors & Investor Contacts

Corporate

20 Custom House Street, 11th Floor
Boston, Massachusetts 02110
617.340.3814
www.plymouthreit.com

Executive and Senior Management

Jeffrey E. Witherell	Pendleton P. White, Jr.	Daniel C. Wright	James M. Connolly
Chief Executive Officer	President and Chief Investment	Executive Vice President	Executive Vice President
and Chairman	Officer	and Chief Financial Officer	Asset Management

Board of Directors

Martin Barber	Philip S. Cottone	Richard J. DeAgazio
Independent Director	Independent Director	Independent Director

David G. Gaw	Pendleton P. White, Jr.	Jeffery E. Witherell
Independent Director	President and Chief Investment	Chief Executive Officer
	Officer	and Chairman

Transfer Agent

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
212.509.4000

Investor Relations

Tripp Sullivan
SCR Partners
615.942.7077
IR@plymouthREI.com

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Executive Summary

Company overview: Plymouth Industrial REIT, Inc. (NYSE: PLYM) is a vertically integrated and self-managed real estate investment trust focused on the acquisition and operation of single and multi-tenant industrial properties located in secondary and select primary markets across the United States. The Company seeks to acquire properties that provide income and growth that enable the Company to leverage its real estate operating expertise to enhance shareholder value through active asset management, prudent property re-positioning and disciplined capital deployment.

Unaudited
As of June 30, 2020
Select Portfolio Statistics

Number of Properties/Buildings				96/125
Square Footage				19,988,548
Occupancy				95.1%
Weighted Average Lease Term Remaining - years				3.9

Balance Sheet ($ in thousands)

Cash				$ 29,246
Gross Assets				$ 887,401
Total Debt				$ 470,721
Net Debt (Total Debt less Cash)				$ 441,475
Net Debt / Gross Assets				49.7%

	Three months ended June 30,		Year ended December 31,
Operating results ($ in thousands)	27020	2019	2019	2018

Total Revenue	$ 26,137	$ 17,022	$ 75,290	$ 49,217
Net Operating Income	$ 17,111	$ 10,988	$ 48,053	$ 31,234

2019 & YTD 2020 Capital Markets Activity ($ in thousands)

Secured 7 year term loan with Allianz Life Insurance Company			3/21/2019	$ 63,115
Repaid KeyBank Bridge Loan			3/21/2019	$ (63,115)
Issued 278,302 shares of common shares @ average of $16.63 per share			Q1 2019	$ 4,628
Issued 147,017 shares of common shares @ average of $16.79 per share			Q2 2019	$ 2,469
Issued 3,425,000 common shares @ $17.50 per share			Q2 2019	$ 59,938
Amended secured line of credit agreement with KeyBank National			8/7/2019	$ 100,000
Assumption of mortgage debt as part of the South Park Acquisition			8/29/2019	$ 9,577
Assumption of mortgage debt as part of the Orange Point Acquisition			8/30/2019	$ 21,004
Issued 1,194,032 shares of common shares @ average of $18.61 per share			Q3 2019	$ 22,224
Issued 3,450,000 common shares @ $18.00 per share			Q3 2019	$ 62,100
Issued 562,900 common shares @ average of $18.59 per share			Q4 2019	$ 10,462
Issued 593,705 common shares @ average of $18.62 per share			Q1 2020	$ 11,053
Secured term loan with KeyBank National			Q1 2020	$ 100,000
Issued 1,060,300 common shares @ average of $12.03 per share			Q2 2020	$ 12,760

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Transaction Activity - 2019/2020

Unaudited ($ in thousands) at 6/30/2020

Acquisitions
Location	Acquisition Date	# of Buildings	Purchase Price (1)	Square Footage	Projected Initial Yield

Chicago, IL	1/24/2020	1	$ 18,650	465,940	8.6%
Indianapolis, IN	1/27/2020	1	$ 8,800	276,240	7.8%
Atlanta/Savannah, GA	1/28/2020	5	$ 34,700	924,036	7.6%
Avon, OH	2/14/2020	3	$ 15,750	406,863	8.2%
Atlanta, GA	3/1/2020	1	$ 10,056	117,000	8.3%
Total 2020 Acquisitions		11	$ 87,956	2,190,079

Cleveland, OH	12/20/2019	1	$ 16,800	405,000	8.5%
Indianapolis, IN	12/4/2019	1	$ 12,150	353,000	8.1%
Indianapolis, IN	12/4/2019	9	$ 49,815	1,747,411	8.7%
Metro St. Louis	11/21/2019	1	$ 3,525	59,055	8.4%
Atlanta, GA	10/30/2019	2	$ 19,400	295,693	8.4%
Multiple, OH	8/30/2019	6	$ 36,200	591,695	8.4%
Memphis, TN	8/29/2019	2	$ 22,050	566,281	8.1%
Chicago, IL	8/29/2019	7	$ 32,250	1,071,129	8.25%
St. Louis, MO	7/29/2019	1	$ 5,400	129,000	8.6%
Indianapolis, IN	6/10/2019	1	$ 17,100	484,879	7.7%
Chicago, IL	1/5/2019	1	$ 5,425	73,785	8.9%
Total 2019 Acquisitions		32	$ 220,115	5,776,928

Total - Acquisitions		43	$ 308,071	7,967,007

(1) Represents total direct consideration paid rather than GAAP cost basis.

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Capitalization Analysis

Unaudited (in thousands except for per-share data and percentages)

Three Months Ended
	6/30/20	3/31/20	12/31/19	9/30/2019	6/30/2019

Common Stock Data

Weighted-Average Common Shares Outstanding - Basic & Diluted (1)	14,649	14,393	13,416	9,081	6,836
High Closing Price	$ 15.92	$ 21.11	$ 19.08	$ 19.65	$ 19.48
Low Closing Price	$ 10.12	$ 7.90	$ 17.48	$ 17.54	$ 16.55
Average Closing Price	$ 13.27	$ 17.15	$ 18.42	$ 18.60	$ 17.77
Closing Price (as of period end)	$ 12.80	$ 11.16	$ 18.39	$ 18.32	$ 18.94
Dividends / Share (annualized) (2)	$ 0.80	$ 1.50	$ 1.50	$ 1.50	$ 1.50
Dividend Yield (annualized) (3)	6.3%	13.4%	8.2%	8.2%	7.9%
Common Shares Outstanding (3)	15,898	14,791	14,141	13,406	8,755
Market Value of Common Shares (3)	$ 203,494	$ 165,068	$ 260,053	$ 245,598	$ 165,816
Total Market Capitalization (3) (4)	$ 800,215	$ 792,073	$ 694,833	$ 584,735	$ 538,396

Equity Research Coverage (5)

D.A. Davidson & Co.	Piper Sandler & Co.
Barry Oxford	Alexander Goldfarb
646.885.5423	212.466.7937

KeyBanc Capital Markets	Wedbush Securities
Craig Mailman	Henry Coffey
917.368.2316	212.833.1382

National Securities Corp.
Guarav Mehta
212.417.8008

Investor Conference Call and Webcast:
The Company will hold a conference call and live audio webcast, both open for the general public to hear, on August 6, 2020 at 9:00 a.m. Eastern Time. The number to call for this interactive teleconference is (412) 717-9587. A replay of the call will be available through August 13, 2020 by dialing (412) 317-0088 and entering the replay access code, 10146321.

(1) Audited consolidated financial statements and notes for the year ended December 31, 2019 are available within our 2019 Annual Report on Form 10-K.

(2) Based on annualized dividend declared for the quarter.

(3) Based on closing price and ending shares for the last trading day of the quarter.

(4) Market value of shares plus total debt and preferred stock as of quarter end.

(5) The analysts listed provide research coverage on the Company. Any opinions, estimates or forecasts regarding the Company's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts by the Company or its management. The Company does not by reference above imply its endorsement of or concurrence with such information, conclusions or recommendations.

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Consolidated Balance Sheets (unaudited)

(in thousands)

	6/30/2020	3/31/2020	12/31/19 (1)	9/30/2019	6/30/2019
Assets:
Real estate properties:
Land	$ 141,972	$ 141,972	$ 127,439	$ 110,287	$ 96,139
Building and improvements	596,052	595,178	528,349	455,107	378,595
Less accumulated depreciation	(80,452)	(71,963)	(63,877)	(57,331)	(51,676)

Total real estate properties, net	$ 657,572	$ 665,187	$ 591,911	$ 508,063	$ 423,058

Cash, cash held in escrow and restricted cash	29,246	41,738	22,398	36,801	24,194
Deferred lease intangibles, net	57,328	62,253	57,088	45,768	34,931
Other assets	20,501	22,091	14,084	11,214	10,525

Total assets	$ 764,647	$ 791,269	$ 685,481	$ 601,846	$ 492,708

Liabilities:
Secured Debt, net	$ 467,250	$ 497,372	$ 397,458	$ 319,448	$ 287,990
Accounts payable, accrued expenses and other liabilities	42,598	42,541	36,284	32,222	26,577
Deferred lease intangibles, net	7,888	8,523	8,314	7,579	6,393

Total liabilities	$ 517,736	$ 548,436	$ 442,056	$ 359,249	$ 320,960

Preferred Stock - Series A	$ 48,868	$ 48,868	$ 48,868	$ 48,868	$ 48,868
Preferred Stock - Series B	$ 83,501	$ 81,647	$ 79,793	$ 77,893	$ 75,993

Equity:
Common stock	$ 159	$ 148	$ 141	$ 134	$ 88
Additional paid in capital	265,774	258,404	256,259	249,827	177,557
Accumulated deficit	(156,106)	(152,430)	(148,403)	(146,072)	(143,406)
Total stockholders' equity	109,827	106,122	107,997	103,889	34,239
Non-controlling interest	4,715	6,196	6,767	11,947	12,648

Total equity	$ 114,542	$ 112,318	$ 114,764	$ 115,836	$ 46,887

Total liabilities, preferred stock and equity	$ 764,647	$ 791,269	$ 685,481	$ 601,846	$ 492,708

(1) Audited consolidated financial statements and notes for the year ended December 31, 2019 are available within our 2019 Annual Report on Form 10-K.

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Consolidated Statements of Operations - GAAP (unaudited)

(in thousands, except per-share amounts)

	Three Months Ended
	6/30/2020	3/31/2020	12/31/19 (1)	9/30/2019	6/30/2019
Revenues:
Rental revenue	$ 20,363	$ 20,361	$ 17,271	$ 14,481	$ 12,906
Tenant recoveries	5,774	5,868	5,212	4,642	4,116

Total revenues	$ 26,137	$ 26,229	$ 22,483	$ 19,123	$ 17,022

Operating expenses:
Property	9,026	9,011	8,021	6,920	6,034
Depreciation and amortization	13,520	14,097	11,074	9,399	8,476
General and administrative	2,576	2,522	2,009	2,135	1,691

Total operating expenses	$ 25,122	$ 25,630	$ 21,104	$ 18,454	$ 16,201

Other income (expense):
Interest expense	(4,900)	(4,871)	(3,887)	(3,643)	(3,576)
Change in fair value of warrant derivative	-	-	-	-	(102)

Total other income (expense)	$ (4,900)	$ (4,871)	$ (3,887)	$ (3,643)	$ (3,678)

Net loss	$ (3,885)	$ (4,272)	$ (2,508)	$ (2,974)	$ (2,857)

Less: Loss attributable to noncontrolling interest	(209)	(245)	(177)	(308)	(380)

Net loss attributable to Plymouth Industrial REIT, Inc.	$ (3,676)	$ (4,027)	$ (2,331)	$ (2,666)	$ (2,477)

Less: Preferred stock dividends	1,613	1,613	1,565	1,566	1,566
Less: Series B preferred stock accretion to redemption value	1,854	1,854	1,900	1,900	1,901
Less: Amount allocated to participating securities	30	76	62	62	58

Net loss attributable to common stockholders	$ (7,173)	$ (7,570)	$ (5,858)	$ (6,194)	$ (6,002)

Net loss basic and diluted per share attributable to common stockholders	$ (0.49)	$ (0.53)	$ (0.44)	$ (0.68)	$ (0.88)

Weighted-average common shares outstanding basic & diluted	14,649	14,393	13,416	9,081	6,836

(1) Audited consolidated financial statements and notes for the year ended December 31, 2019 are available within our 2019 Annual Report on Form 10-K.

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Same Store Net Operating Income (NOI)

Unaudited (in thousands)

Trailing five quarter same store NOI - GAAP basis	Three Months Ended
GAAP Basis	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Same store buildings	83	83	83	83	83

Revenues:
Rental income	$ 12,601	$ 13,138	$ 13,062	$ 13,037	$ 12,736
Tenant recoveries	$ 4,092	$ 4,298	$ 4,053	$ 4,215	$ 4,179
Total operating revenues	$ 16,693	$ 17,436	$ 17,115	$ 17,252	$ 16,915

Property expenses	$ 5,979	$ 6,022	$ 6,224	$ 6,352	$ 6,017

Same store net operating income - GAAP basis	$ 10,714	$ 11,414	$ 10,891	$ 10,900	$ 10,898

Same store net operating income excluding early termination income - GAAP basis	$ 10,695	$ 10,989	$ 10,891	$ 10,900	$ 10,898

Trailing five quarter same store NOI - Cash basis	Three Months Ended
Cash Basis	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Same store buildings	83	83	83	83	83

Revenues:
Rental income	$ 12,217	$ 12,563	$ 12,428	$ 12,458	$ 12,173
Tenant recoveries	4,092	4,298	4,053	4,215	4,179
Total operating revenues	$ 16,309	$ 16,861	$ 16,481	$ 16,673	$ 16,352

Property expenses	$ 5,979	$ 6,022	$ 6,224	$ 6,352	$ 6,017

Same store net operating income - Cash basis	$ 10,330	$ 10,839	$ 10,257	$ 10,321	$ 10,335

Same store net operating income excluding early termination income - Cash basis	$ 10,311	$ 10,414	$ 10,257	$ 10,321	$ 10,335

* Our Same Store Portfolio is a subset of our consolidated portfolio and includes buildings that were wholly-owned by us for the entire period presented. The trailing 5 quarters same store portfolio includes properties owned as of April 1, 2019, and still owned as of June 30, 2020. Therefore, we exclude from our Same Store Portfolio any buildings that were acquired or sold during the period from April 1, 2019 through June 30, 2020. The Company's computation of same store NOI may not be comparable to other REITs.

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
NOI

Unaudited (in thousands)
	Three Months Ended
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019

Net loss	$ (3,885)	$ (4,272)	$ (2,508)	$ (2,974)	$ (2,857)

General and administrative	2,576	2,522	2,009	2,135	1,691
Depreciation and amortization	13,520	14,097	11,074	9,399	8,476
Interest expense	4,900	4,871	3,887	3,643	3,576
Change in fair value of warrant derivative	-	-	-	-	102

Net Operating Income	$ 17,111	$ 17,218	$ 14,462	$ 12,203	$ 10,988

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	Three Months Ended
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019

Net loss	$ (3,885)	$ (4,272)	$ (2,508)	$ (2,974)	$ (2,857)

Depreciation and amortization	13,520	14,097	11,074	9,399	8,476
Interest expense	4,900	4,871	3,887	3,643	3,576

EBITDAre	$ 14,535	$ 14,696	$ 12,453	$ 10,068	$ 9,195

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019

Net loss	$ (3,885)	$ (4,272)	$ (2,508)	$ (2,974)	$ (2,857)

Depreciation and amortization	13,520	14,097	11,074	9,399	8,476

FFO	$ 9,635	$ 9,825	$ 8,566	$ 6,425	$ 5,619

Preferred stock dividends	(1,613)	(1,613)	(1,565)	(1,566)	(1,566)
FFO attributable to common stockholders and unit holders	$ 8,022	$ 8,212	$ 7,001	$ 4,859	$ 4,053

Amortization of debt related costs	366	299	247	274	273
Non-cash interest expense	(174)	264	34	325	(62)
Stock compensation	383	349	330	282	305
Change in fair value of warrant derivative	-	—	—	—	102
Straight line rent	(443)	(518)	(518)	(298)	(223)
Above/below market lease rents	(438)	(548)	(429)	(373)	(344)
Recurring capital expenditures (1)	(719)	(1,036)	(921)	(976)	(687)
AFFO	$ 6,997	$ 7,022	$ 5,744	$ 4,093	$ 3,417

Weighted average common shares and units outstanding	15,675	15,453	14,599	10,287	8,037

FFO attributable to common stockholders and unit holders per share	$ 0.51	$ 0.53	$ 0.48	$ 0.47	$ 0.50

AFFO attributable to common stockholders and unit holders per share	$ 0.45	$ 0.45	$ 0.39	$ 0.40	$ 0.43

(1) Excludes non-recurring capital expenditures of $401, $1,749, $1,349, $1,542, and $635 for the three months ending June 30, March 31, 2020, December 31, September 30, and June 30, 2019, respectively.

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Debt Overview

Unaudited ($ in thousands) at 6/30/2020
Debt Instrument - Secured Facility	Maturity	Rate	Rate Type	Buildings Encumbered	Balance	% of Total Debt
$100.0 million KeyBank Term Loan (2)	October-20	2.44% (1)	Floating	14	$ 81,000	17.2%
$100.0 million line of credit	August-23	2.43% (1)	Floating	34	$ 70,100	14.9%
$120.0 million AIG Loan	November-23	4.08%	Fixed	22	$ 118,352	25.1%
$78.0 million Transamerica Loan	August-28	4.35%	Fixed	17	$ 73,593	15.6%
$63.1 million Allianz Loan	April-26	4.07%	Fixed	20	$ 63,115	13.4%
$21.5 million Minnesota Life Loan	May-28	3.78%	Fixed	7	$ 21,074	4.5%
$13.9 million Fisher Park Mortgage (3)	January-27	5.23%	Fixed	1	$ 13,552	2.9%
$9.6 million South Park Mortgage (3)	January-22	3.41%	Fixed	2	$ 9,399	2.0%
$21.0 million Orange Point Mortgage (3)	August-24	4.14%	Fixed	6	$ 20,536	4.4%
				123	$ 470,721	100%

Fixed Debt ($ in thousands) at 6/30/2020
Total fixed debt			$ 319,621
Weighted average interest rate of fixed debt			4.15%

Balance Sheet ($ in thousands) at 6/30/2020
Cash			$ 29,246
Gross Assets			$ 887,401
Total Debt			$ 470,721
Net Debt			$ 441,475

(1) Interest rate applicable at June 30, 2020. Borrowings under the Line of Credit Agreement and KeyBank Term Loan bear interest at either (1) the base rate (determined from the highest of (a) KeyBank’s prime rate, (b) the federal funds rate plus 0.50% and (c) the one month LIBOR rate plus 1.0% or (2) LIBOR, plus, in either case, a spread between 100 and 150 basis points for base rate loans or a spread between 200 and 250 basis points for LIBOR rate loans, with the amount of such spread depending on our total leverage ratio.
(2) The $100 million KeyBank Term Loan is secured by the equity interests of certain of the Company's wholly-owned special purpose entities.
(3) Debt assumed at acquisition.

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Building Overview - Square Feet & Occupancy

Unaudited ($ in thousands) at 6/30/2020

Building	Market	Included in Same Store Portfolio	Rentable Square Feet	Leased Square Feet	Occupancy
32 Dart Road	Atlanta	Y	194,800	194,800	100.0%
1665 Dogwood Drive SW	Atlanta	Y	198,000	198,000	100.0%
1715 Dogwood Drive	Atlanta	Y	100,000	100,000	100.0%
11236 Harland Drive	Atlanta	Y	32,361	32,361	100.0%
265 Industrial Boulevard	Savannah		187,205	187,205	100.0%
338 Industrial Boulevard	Savannah		309,084	309,084	100.0%
430 Industrial Boulevard	Savannah		47,599	47,599	100.0%
40 Pinyon Road	Atlanta		60,148	60,108	99.9%
6739 New Calhoun Highway NE	Atlanta		320,000	320,000	100.0%
Peachtree City - Bldg 1	Atlanta		260,593	260,195	99.8%
Peachtree City - Bldg 2	Atlanta		35,100	35,101	100.0%
Peachtree City II	Atlanta		117,000	116,675	99.7%
Subtotal - Atlanta/Savannah			1,861,890	1,861,128	100.0%
11351 W. 183rd Street	Chicago	Y	18,768	-	0.0%
11601 Central Ave	Chicago	Y	260,000	260,000	100.0%
11746 Austin Ave	Chicago		162,714	128,757	79.1%
13040 South Pulaski Ave	Chicago	Y	388,403	388,403	100.0%
1355 Holmes Road	Chicago	Y	82,456	82,456	100.0%
13970 West Laurel Drive	Chicago	Y	70,196	70,196	100.0%
144 Tower Drive	Chicago	Y	73,785	71,709	97.2%
1455-1645 Greenleaf Ave	Chicago	Y	150,000	150,000	100.0%
1600 Fleetwood	Chicago	Y	247,000	247,001	100.0%
16801 Exchange Ave	Chicago		455,886	455,886	100.0%
1717 West Harvester Road	Chicago		465,940	465,940	100.0%
1750 South Lincoln Drive	Chicago	Y	499,200	499,200	100.0%
1796 Sherwin Ave	Chicago	Y	98,879	98,879	100.0%
1875 Holmes Road	Chicago	Y	134,415	134,415	100.0%
189-191 Seeger Avenue	Chicago	Y	25,245	25,245	100.0%
2401-2441 Commerce Drive	Chicago	Y	78,574	78,574	100.0%
28160 North Keith Drive	Chicago	Y	77,924	77,924	100.0%
3 West College Drive	Chicago	Y	33,263	33,263	100.0%
330 Armory Drive	Chicago		98,340	-	0.0%
350 Armory Drive	Chicago		64,310	56,140	87.3%
3841-3865 Swanson Court	Chicago	Y	99,625	99,625	100.0%
3940 Stern Street	Chicago	Y	146,798	-	0.0%
440 South McLean Boulevard	Chicago	Y	74,613	-	0.0%
4915 West 122nd Street	Chicago		153,368	153,368	100.0%
6000 W. 73rd Street	Chicago	Y	148,091	148,091	100.0%
6510 West 73rd Street	Chicago	Y	306,552	306,552	100.0%
6558 W. 73rd Street	Chicago	Y	301,000	301,000	100.0%
6751 Sayre Ave	Chicago	Y	242,690	242,690	100.0%
7200 South Mason Ave	Chicago	Y	207,345	207,345	100.0%
7207 Mason Avenue	Chicago		84,195	84,195	100.0%
7420 Meade Ave	Chicago		52,344	52,344	100.0%
5110 South 6th Street	Milwaukee	Y	58,500	58,500	100.0%
Subtotal - Chicago			5,360,419	4,977,698	92.9%
Mosteller Distribution Center	Cincinnati	Y	358,386	358,386	100.0%
4115 Thunderbird Lane	Cincinnati	Y	70,000	70,000	100.0%
Fisher Industrial Park	Cincinnati	Y	1,123,080	1,024,084	91.2%
Cornell Commerce Center	Cincinnati		165,521	158,722	95.9%
Enterprise Business Center 1	Cincinnati		85,718	54,332	63.4%
Enterprise Business Center 2	Cincinnati		82,832	68,647	82.9%
Subtotal - Cincinnati			1,885,537	1,734,171	92.0%
1200 Chester Industrial Parkway North	Cleveland		207,160	207,160	100.0%
1200 Chester Industrial Parkway South	Cleveland		90,628	90,628	100.0%
1350 Moore Road	Cleveland		109,075	103,093	94.5%
14801 County Rd. 212	Cleveland		405,000	405,000	100.0%
1755 Enterprise Parkway	Cleveland	Y	255,570	200,135	78.3%
30339 Diamond Parkway	Cleveland	Y	400,184	400,184	100.0%
Subtotal - Cleveland			1,467,617	1,406,200	95.8%
2120-2138 New World Drive	Columbus	Y	121,200	121,200	100.0%
3100 Creekside Parkway	Columbus	Y	340,000	291,562	85.8%
3500 Southwest Blvd	Columbus	Y	527,127	527,127	100.0%
7001 Americana Parkway	Columbus	Y	54,100	54,100	100.0%
8273 Green Meadows Drive	Columbus	Y	77,271	77,271	100.0%
8288 Green Meadows Drive	Columbus	Y	300,000	300,000	100.0%
Graphics Way	Columbus		73,426	73,427	100.0%
Orange Point	Columbus		143,863	143,863	100.0%
6900-6918 Fairfield Business Drive	Columbus		39,558	39,558	100.0%
Subtotal - Columbus			1,676,545	1,628,108	97.1%

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Building Overview - Square Feet & Occupancy

Unaudited ($ in thousands) at 6/30/2020

Building	Market	Included in Same Store Portfolio	Rentable Square Feet	Leased Square Feet	Occupancy
2900 Shadeland	Indianapolis		933,439	923,156	98.9%
3035 North Shadeland Ave	Indianapolis	Y	562,497	510,454	90.7%
3169 North Shadeland Ave	Indianapolis	Y	44,374	41,960	94.6%
5861 W Cleveland Road	South Bend	Y	62,550	62,550	100.0%
West Brick Road #1	South Bend	Y	51,200	51,200	100.0%
West Brick Road #2	South Bend	Y	50,250	50,250	100.0%
4491 N Mayflower Road	South Bend	Y	77,000	77,000	100.0%
5855 West Carbonmill Road	South Bend	Y	198,000	198,000	100.0%
4955 Ameritech Drive	South Bend	Y	228,000	228,001	100.0%
3333 N. Franklin	Indianapolis		276,240	276,240	100.0%
4430 Sam Jones Expressway	Indianapolis		484,879	484,879	100.0%
6555 E 30th Street	Indianapolis		314,775	308,700	98.1%
6575 E 30th Street	Indianapolis		60,000	60,000	100.0%
6585 E 30th Street	Indianapolis		100,000	-	0.0%
6635 E 30th Street	Indianapolis		99,877	99,877	100.0%
6701 E 30th Street	Indianapolis		7,820	7,820	100.0%
6737 E 30th Street	Indianapolis		87,500	87,500	100.0%
6751 E 30th Street	Indianapolis		100,000	74,000	74.0%
6951 E 30th Street	Indianapolis		44,000	35,200	80.0%
7901 W. 21st Street	Indianapolis		353,000	353,000	100.0%
Subtotal - Indianapolis/South Bend			4,135,401	3,929,787	95.0%
4801-100 Executive Park Court	Jacksonville	Y	60,000	60,000	100.0%
4801-200 Executive Park Court	Jacksonville	Y	40,000	40,000	100.0%
4810 Executive Park Court	Jacksonville	Y	40,000	40,000	100.0%
4815-100 Executive Park Court	Jacksonville	Y	39,600	39,600	100.0%
4815-200 Executive Park Court	Jacksonville	Y	50,000	35,000	70.0%
4820 Executive Park Court	Jacksonville	Y	60,000	60,000	100.0%
4825 Executive Park Court	Jacksonville	Y	65,000	65,000	100.0%
6601 Executive Park Court	Jacksonville	Y	80,000	80,000	100.0%
6602-200 Executive Park Court	Jacksonville	Y	32,000	32,000	100.0%
6631-100 Executive Park Court	Jacksonville	Y	27,200	27,200	100.0%
6631-200 Executive Park Court	Jacksonville	Y	44,000	44,000	100.0%
4901 Belfort Rd	Jacksonville	Y	78,930	78,930	100.0%
7014 A.C. Skinner Parkway	Jacksonville	Y	85,380	85,380	100.0%
7016 A.C. Skinner Parkway	Jacksonville	Y	39,350	39,350	100.0%
7018 A.C. Skinner Parkway	Jacksonville	Y	92,872	79,022	85.1%
7020 A.C. Skinner Parkway	Jacksonville	Y	42,184	42,186	100.0%
7022 A.C. Skinner Parkway	Jacksonville	Y	88,200	88,200	100.0%
7251 Salisbury Road	Jacksonville	Y	65,280	65,280	100.0%
7255 Salisbury Road	Jacksonville	Y	57,120	57,120	100.0%
7259 Salisbury Road	Jacksonville	Y	46,400	46,400	100.0%
Subtotal - Jacksonville			1,133,516	1,104,668	97.5%
6005 E. Shelby Drive	Memphis	Y	54,720	54,720	100.0%
6045 E. Shelby Drive	Memphis	Y	92,350	92,350	100.0%
6075 E. Shelby Drive	Memphis	Y	55,233	55,233	100.0%
210 American Dr.	Jackson	Y	638,400	638,400	100.0%
3635 Knight Road	Memphis	Y	131,904	131,904	100.0%
2813 Business Park Drive (Bldg I)	Memphis	Y	35,867	35,867	100.0%
2838 Business Park Drive (Bldg H)	Memphis	Y	60,000	6,868	11.4%
2842 Business Park Drive (Bldg G)	Memphis	Y	24,500	19,828	80.9%
2847 Business Park Drive (Bldg J)	Memphis	Y	33,800	33,800	100.0%
2849 Business Park Drive (Bldg E)	Memphis	Y	18,619	6,500	34.9%
2872 Business Park Drive (Bldg D)	Memphis	Y	22,500	22,500	100.0%
2890 Business Park Drive (Bldg C)	Memphis	Y	22,500	12,686	56.4%
2899 Business Park Drive (Bldg B)	Memphis	Y	17,220	3,740	21.7%
South Park - 4540 Pleasant Hill Road	Memphis		261,281	261,281	100.0%
South Park - 4600 Pleasant Hill Road	Memphis		305,000	305,000	100.0%
Subtotal - Memphis/Jackson			1,773,894	1,680,677	94.7%
7585 Empire Drive	Florence, KY	Y	148,415	148,415	100.0%
56 Milliken Road	Portland, ME	Y	200,625	200,625	100.0%
4 East Stow Road	Marlton, NJ	Y	156,634	156,280	99.8%
Metro St Louis	St Louis, MO		59,055	59,055	100.0%
Phantom Drive	St Louis, MO		129,000	125,318	97.1%
Subtotal - Others			693,729	689,693	99.4%
Total - All Buildings			19,988,548	19,012,130	95.1%

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Total Acquisition Cost by Geography

Unaudited ($ in thousands) at 6/30/2020

Geography	State	Buildings	Total Acquisition Cost (1)	Gross Real Estate Assets (2)	% Gross Real Estate Assets
Atlanta/Savannah	GA	12	$ 81,201	$ 72,528	9.9%
Chicago	IL, WI	32	206,235	189,386	25.7%
Cincinnati	OH	6	61,310	59,667	8.1%
Cleveland	OH	6	74,550	69,061	9.4%
Columbus	OH	9	65,572	63,930	8.7%
Indianapolis/South Bend	IN	20	131,315	116,530	15.8%
Jacksonville	FL	20	97,100	86,844	11.8%
Memphis/Jackson	TN	15	53,658	48,685	6.6%
Other	Various	5	32,925	29,529	4.0%
Total		125	$ 803,866	$ 736,160	100%

Total Acquisition Cost by Geography

$ 81,201
$ 206,235
$ 61,310
$ 74,550
$ 65,572
$ 131,315
$ 97,100
$ 53,658
$ 32,925
1 Atlanta/Savannah
2 Chicago
3 Cincinnati
4 Cleveland
5 Columbus
6 Indianapolis
7 Jacksonville
8 Memphis
9 Other

(1) Represents total direct consideration paid prior to the allocations per US GAAP.

(2) The gross book value of real estate assets as of June 30, 2020 excluding $1,864 in leasehold improvements and assets related to Corporate activities. Gross book value of real estate assets excludes depreciation and the allocation of the acquisition cost towards intangible asset and liabilities required by US GAAP.

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Rentable Square Feet and Annualized Base Rent by State

Unaudited at 6/30/2020

State	Number of Properties	Number of Buildings	Occupancy	Total Rentable Square Feet	% Rentable Square Feet	Annualized Base Rent (1)	% Annualized Base Rent	Annualized Base Rent Per Square Foot
Illinois	31	31	92.8%	5,301,919	26.5%	$ 20,120,838	25.6%	$ 4.09
Indiana	19	20	95.0%	4,135,401	20.7%	13,959,470	17.7%	3.55
Ohio	21	21	95.0%	5,029,699	25.2%	19,181,870	24.5%	4.01
Georgia	11	12	100.0%	1,861,890	9.3%	6,676,145	8.5%	3.59
Tennessee	5	15	94.7%	1,773,894	8.9%	6,038,675	7.7%	3.59
Florida	3	20	97.5%	1,133,516	5.7%	8,933,800	11.4%	8.09
Kentucky	1	1	92.6%	148,415	0.7%	449,434	0.6%	3.27
Maine	1	1	100.0%	200,625	1.0%	1,117,760	1.4%	5.57
Missouri	2	2	98.0%	188,055	0.9%	824,375	1.1%	4.47
New Jersey	1	1	99.8%	156,634	0.8%	915,573	1.2%	5.86
Wisconsin	1	1	100.0%	58,500	0.3%	204,750	0.3%	3.50
Total	96	125	95.1%	19,988,548	100%	$ 78,422,690	100%	$ 4.12

Property Square Footage by State
Missouri, 0.9%
Maine, 1.0%
New Jersey, 0.8%
Kentucky, 0.7%
Wisconsin, 0.3%
Florida, 5.7%
Illinois, 26.5%
Tennessee, 8.9%
Georgia, 9.3%
Indiana, 20.7%
Ohio, 25.2%

Annualized Base Rent by State
Missouri, 1.1%
New Jersey, 1.2%
Maine, 1.4%
Wisconsin, 0.3%
Kentucky, 0.6%
Florida, 11.4%
Illinois, 25.6%
Tennessee, 7.7%
Georgia, 8.5%
Indiana, 17.7%
Ohio, 24.5%

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Rentable Square Feet and Annualized Base Rent by Building Type

Unaudited at 6/30/2020

Property/Building Type	Number of Properties	Number of Buildings	Occupancy	Total Rentable Square Feet	% Rentable Square Feet	Annualized Base Rent (1)	% Annualized Base Rent	Annualized Base Rent Per Square Foot
Warehouse/Distribution	56	60	97.7%	12,439,000	62.3%	$ 43,404,198	55.4%	$ 3.57
Warehouse/Light Manufacturing	23	23	90.8%	4,802,949	24.0%	16,895,933	21.5%	3.87
Flex Space (2)	5	29	91.6%	1,447,096	7.2%	11,460,514	14.6%	8.65
Light manufacturing/Flex (2)	12	13	90.7%	1,299,503	6.5%	6,662,045	8.5%	5.65
Total	96	125	95.1%	19,988,548	100%	$ 78,422,690	100%	$ 4.12

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Rentable Square Feet and Annualized Base Rent by Tenant Industry

Unaudited at 6/30/2020

Industry	Total Rentable Square Feet	Number of Tenants	% Rentable Square Feet	Annualized Base Rent (1)	% Annualized Base Rent	Annualized Base Rent Per Square Foot
Logistics and Transportation	2,889,761	44	15.2%	$ 12,305,844	15.7%	$ 4.26
Industrial Equipment Components	2,114,828	26	11.1%	8,003,336	10.2%	3.78
Light Manufacturing	1,938,791	31	10.2%	7,044,489	9.0%	3.63
Technology and Electronics	1,670,605	24	8.8%	7,254,186	9.3%	4.34
Paper and Printing	1,356,745	9	7.1%	3,840,849	4.9%	2.83
Home Furnishing	959,456	4	5.0%	3,077,375	3.9%	3.21
Automotive	945,328	15	5.0%	3,658,944	4.7%	3.87
Wholesale/Retail	694,122	21	3.7%	2,891,381	3.7%	4.17
Plastics	625,600	5	3.3%	2,145,020	2.7%	3.43
Business Services	602,046	16	3.2%	2,989,913	3.8%	4.97
Other Industries*	5,214,848	156	27.4%	25,211,353	32.1%	4.83
Total	19,012,130	351	100%	$ 78,422,690	100%	$ 4.12

Total Company Portfolio
Tenant Industries by Rentable Square Feet

Logistics and Transportation 15.2%
Industrial Equipment Components 11.1%
Light Manufacturing 10.2%
Technology and Electronics 8.8%
Paper and Printing 7.1%
Home Furnishing 5.0%
Automotive 5.0%
Wholesale/Retail 3.7%
Plastics 3.3%
Business Services 3.2%
Other Industries* 27.4%

Total Company Portfolio
Tenant Industries by Annualized Base Rent

Logistics and Transportation, 15.7%
Industrial Equipment Components, 10.2%
Light Manufacturing, 9.0%
Technology and Electronics, 9.3%
Paper and Printing, 4.9%
Home Furnishing, 3.9%
Automotive, 4.7%
Wholesale/Retail, 3.7%
Plastics, 2.7%
Business Services, 3.8%
Other Industries* 32.1%

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Rentable Square Feet and Annualized Base Rent by Tenant Industry

Unaudited at 6/30/2020

*Other Industries	Total Rentable Square Feet	Number of Tenants	% Rentable Square Feet	Annualized Base Rent (1)	% Annualized Base Rent	Annualized Base Rent Per Square Foot
Aero Space	288,370	5	1.5%	$ 1,413,404	1.8%	$ 4.90
Appliances	155,703	1	0.8%	730,948	0.9%	4.69
Cardboard and Packaging	492,843	6	2.6%	2,263,158	2.9%	4.59
Chemical	153,444	3	0.8%	577,740	0.7%	3.77
Construction	349,421	16	1.8%	1,891,568	2.4%	5.41
Distribution	121,070	8	0.6%	1,165,038	1.5%	9.62
Education	118,177	8	0.6%	1,177,790	1.5%	9.97
Entertainment	85,036	5	0.5%	583,570	0.7%	6.86
Financial Services	246,033	8	1.3%	1,245,108	1.6%	5.06
Fitness/Wellness	129,086	11	0.7%	682,974	0.9%	5.29
Garden Supply	513,780	2	2.7%	1,164,880	1.5%	2.27
Healthcare	486,912	17	2.6%	2,356,017	3.0%	4.84
Metal Fabrication/Finishing	309,917	7	1.6%	1,409,821	1.8%	4.55
Food & Beverage	432,014	11	2.3%	2,365,410	3.0%	5.48
Spiritual	111,943	7	0.6%	651,621	0.8%	5.82
Recreation	112,641	5	0.6%	597,443	0.8%	5.30
Other	1,108,458	36	5.8%	4,934,863	6.3%	4.45
Total	5,214,848	156	27.4%	$ 25,211,353	32.1%	$ 4.83

(1) Annualized base rent is calculated as monthly contracted base rent per the terms of such lease, as of June 30, 2020, multiplied by 12. Excludes rent abatements.

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Top 10 Tenants by Annualized Base Rent

Unaudited at 6/30/2020

Tenant	MSA	Industry	Number of Leases	Total Leased Square Feet	Expiration	Annualized Base Rent Per Square Foot	Annualized Base Rent (1)	% Total Annualized Base Rent
Stonecrop Technologies, LLC	Columbus	Technology & Electronics	1	527,127	3/31/21	$ 4.14	$ 2,180,993	2.8%
Corporate Services, Inc	South Bend	Logistics & Transportation	3	503,000	3/31/26	3.80	1,911,000	2.4%
Balta US, Inc.	Atlanta	Home Furnishing	2	629,084	10/31/29	2.97	1,867,871	2.4%
iQor	Memphis	Technology & Electronics	2	566,281	12/31/24	3.15	1,783,785	2.3%
Pactiv Corporation	Chicago	Industrial Equipment Components	3	439,631	8/31/23	3.77	1,656,590	2.1%
First Logistics	Chicago	Logistics & Transportation	1	327,194	10/31/24	4.85	1,586,891	2.0%
American Plastics, LLC	Cleveland	Plastics	1	405,000	12/31/28	3.60	1,456,218	1.9%
Perseus Distribution - Ingram Publisher Services	Memphis	Paper & Printing	1	638,400	5/31/27	2.24	1,432,570	1.8%
Stamar Packaging, Inc	Chicago	Cardboard and Packaging	1	247,000	4/30/27	5.15	1,271,274	1.6%
Mastin & Cain Properties, LLC	Indianapolis	Business Services	1	360,784	6/30/21	3.35	1,209,065	1.5%
Total Largest Tenants by Annualized Rent			16	4,643,501		$ 3.52	$ 16,356,257	20.8%
All Other			335	14,368,629		$ 4.32	$ 62,066,433	79.2%
Total Company Portfolio			351	19,012,130		$ 4.12	$ 78,422,690	100%

(1) Annualized base rent is calculated as monthly contracted base rent per the terms of such lease, as of June 30, 2020, multiplied by 12. Excludes rent abatements.

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Leasing Activity

Year	Type	Square Footage	Percent	Expiring Rent	New Rent	% Change	Tenant Improvements $/SF/YR	Lease Commissions $/SF/YR

Q1 2019	Renewals	545,684	98.6%	$ 3.18	$ 3.63	14.2%	$ 0.16	$ 0.11
	New Leases	8,000	1.4%	$ 6.30	$ 6.50	3.2%	$ -	$ 0.40
	Total	553,684	100%	$ 3.22	$ 3.67	14.0%	$ 0.16	$ 0.11

Q2 2019	Renewals	252,826	44.1%	$ 4.87	$ 4.95	1.6%	$ 0.30	$ 0.11
	New Leases	320,232	55.9%	$ 2.64	$ 3.11	17.8%	$ 0.27	$ 0.17
	Total	573,058	100%	$ 3.62	$ 3.92	8.3%	$ 0.28	$ 0.14

Q3 2019	Renewals	293,806	51.0%	$ 5.34	$ 5.32	-0.4%	$ 0.22	$ 0.17
	New Leases	281,979	49.0%	$ 2.22	$ 3.52	58.6%	$ 0.22	$ 0.29
	Total	575,785	100%	$ 3.81	$ 4.44	16.5%	$ 0.22	$ 0.23

Q4 2019	Renewals	288,523	43.7%	$ 4.26	$ 4.95	16.2%	$ 0.12	$ 0.18
	New Leases	371,905	56.3%	$ 3.51	$ 3.57	1.7%	$ 0.31	$ 0.22
	Total	660,428	100%	$ 3.84	$ 4.17	8.6%	$ 0.22	$ 0.20

Q1 2020	Renewals	105,582	26.9%	$ 6.27	$ 6.42	2.4%	$ 0.17	$ 0.13
	New Leases	286,885	73.1%	$ 3.63	$ 4.74	30.6%	$ 0.26	$ 0.21
	Total	392,467	100%	$ 4.34	$ 5.19	19.6%	$ 0.24	$ 0.19

Q2 2020	Renewals	1,286,366	95.4%	$ 3.29	$ 3.52	7.0%	$ 0.09	$ 0.08
	New Leases	62,494	4.6%	$ 4.17	$ 5.74	37.6%	$ 0.34	$ 0.08
	Total	1,348,860	100%	$ 3.33	$ 3.63	9.0%	$ 0.10	$ 0.08

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Lease Expiration Schedule

Unaudited ($ in thousands) at 6/30/2020

Year	Square Footage	Annualized Base Rent (ABR) (1)	% of Annual Base Rent Expiring (2)
Available	976,418	$ —	—
2020	281,453	1,164,558	1.5%
2021	3,196,961	13,986,218	17.8%
2022	2,889,328	13,403,202	17.1%
2023	2,430,985	9,629,115	12.3%
2024	2,903,609	10,538,039	13.4%
Thereafter	7,309,794	29,701,558	37.9%
Total	19,988,548	$ 78,422,690	100%

Percent of Annual Base Rent Expiring
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1.5%
17.8%
17.1%
12.3%
13.4%
37.9%
Available
2020
2021
2022
2023
2024
Thereafter

(2) Calculated as annualized base rent set forth in this table divided by total annualized base rent for the Company Portfolio as of June 30, 2020.

2Q 2020 Supplemental

Plymouth Industrial REIT, Inc.
Glossary

Non-GAAP Financial Measures Definitions:
Net Operating Income (NOI): We consider net operating income, or NOI, to be an appropriate supplemental measure to net income in that it helps both investors and management understand the core operations of our properties. We define NOI as total revenue (including rental revenue, tenant reimbursements and other income) less property-level operating expenses. NOI excludes depreciation and amortization, general and administrative expenses, impairments, gain/loss on sale of real estate, interest expense, and other non-operating items.

Cash Net Operating Income - (Cash NOI): We define Cash NOI as NOI excluding straight-line rent adjustments and amortization of above and below market leases.
EBITDAre: We define earnings before interest, taxes, depreciation and amortization for real estate in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). EBITDAre represents net income (loss), computed in accordance with GAAP, before interest expense, tax, depreciation and amortization, gains or losses on the sale of rental property, and loss on impairments. We believe that EBITDAre is helpful to investors as a supplemental measure of our operating performance as a real estate company as it is a direct measure of the actual operating results of our industrial properties.
Funds From Operations attributable to common stockholders and unit holders (“FFO”): Funds from operations, or FFO, is a non-GAAP financial measure that is widely recognized as a measure of REIT operating performance. We consider FFO to be an appropriate supplemental measure of our operating performance as it is based on a net income analysis of property portfolio performance that excludes non-cash items such as depreciation. The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative. In December 2018, NAREIT issued a white paper restating the definition of FFO. The purpose of the restatement was not to change the fundamental definition of FFO, but to clarify existing NAREIT guidance. The restated definition of FFO is as follows: Net Income (calculated in accordance with GAAP), excluding: (i) Depreciation and amortization related to real estate, (ii) Gains and losses from the sale of certain real estate assets, (iii) Gain and losses from change in control, and (iv) Impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.
          We define FFO consistent with the NAREIT definition. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. Other equity REITs may not calculate FFO as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends. FFO attributable to common stockholders and unit holders represents FFO reduced by dividends paid (or declared) to holders of our preferred stock.

Adjusted Funds From Operations attributable to common stockholders and unit holders (“AFFO” or "Core FFO"):  Adjusted funds from operations, or AFFO, is presented in addition to FFO. AFFO is defined as FFO, excluding certain non-cash operating revenues and expenses, acquisition and transaction related costs for transactions not completed and recurring capitalized expenditures. Recurring capitalized expenditures include expenditures required to maintain and re-tenant our properties, tenant improvements and leasing commissions. AFFO further adjusts FFO for certain other non-cash items, including the amortization or accretion of above or below market rents included in revenues, straight line rent adjustments, impairment losses, non-cash equity compensation and non-cash interest expense. We believe AFFO provides a useful supplemental measure of our operating performance because it provides a consistent comparison of our operating performance across time periods that is comparable for each type of real estate investment and is consistent with management’s analysis of the operating performance of our properties. As a result, we believe that the use of AFFO, together with the required GAAP presentations, provide a more complete understanding of our operating performance. As with FFO, our reported AFFO may not be comparable to other REITs’ AFFO, should not be used as a measure of our liquidity, and is not indicative of our funds available for our cash needs, including our ability to pay dividends.

Other Definitions:
GAAP: U.S generally accepted accounting principles.
Gross Assets: the carrying amount of total assets plus accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements. For gross assets as of June 30, 2020 the calculation is as follows:

6/30/2020
Total Assets	$764,647
Add back accumulated depreciation	$ 80,452
Add back intangible amortization	$ 42,302
Gross assets	$887,401

Non-Recurring Capital Expenditures: Non-recurring capital expenditures include capital expenditures of long lived improvements required to upgrade/replace existing systems or items that previously did not exist.
Occupancy: We define occupany as the percentage of total leasable square footage as the earlier of lease term commencement or revenue recognition in accordance to GAAP as of the close of the reporting period.
Recurring Capital Expenditures: Recurring capitalized expenditures includes capital expenditures required to maintain and re-tenant our buildings, tenant improvements and leasing commissions.
Same Store Portfolio: Our Same Store Portfolio is a subset of our consolidated portfolio and includes buildings that were wholly-owned by us for the entire period presented. The trailing 5 quarters same store portfolio includes properties owned as of April 1, 2019, and still owned as of June 30, 2020. Therefore, we exclude from our Same Store Portfolio any buildings that were acquired or sold during the period from April 1, 2019 through June 30, 2020. The Company's computation of same store NOI may not be comparable to other REITs.
Weighted average lease term remaining: The average contractual lease term remaining as of the close of the reporting period (in years) weighted by square footage.

2Q 2020 Supplemental